THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of June 30, 2000, by and among ITRON, INC., a Washington corporation ("Itron") and UTILITY TRANSLATION SYSTEMS, INC., a North Carolina corporation ("UTS") (Itron and UTS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory hereto; the lenders signatory hereto (each individually a "Lender") and collectively the "Lenders"); and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as a Lender, and as administrative agent for Lenders (in such capacity, "Agent").

                                    RECITALS

                  A. Borrowers, the other Credit Parties signatory hereto, Lenders, and Agent have entered into that certain Credit Agreement dated as of January 18, 2000, as amended by the First Amendment to Credit Agreement dated as of February 28, 2000, and the Second Amendment to Credit Agreement dated as of March 30, 2000 (the "Credit Agreement"); pursuant to which Agent and Lenders are providing financial accommodations to or for the benefit of Borrowers upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

                  B. Borrower has requested that Agent and Lenders amend the Credit Agreement and other Loan Documents, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the continued performance by Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Credit Parties signatory hereto, Lenders, and Agent hereby agree as follows:

                  1. Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified under this Amendment,
(a) each Borrower and each other Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of their respective obligations under, the Credit Agreement and the other Loan Documents, including the provisions of Section 12 of the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.

                  2.      Amendments to Credit Agreement.

                            a.    Section 6.2(h) of the Credit Agreement is
hereby deleted in its entirety and the following is substituted therefore:

                           (h) so long as Agent has not delivered an Activation Notice, Credit Parties may make investments, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in favor of Agent for the benefit of Lenders, in (i) marketable direct obligations issued or unconditionally guaranteed by the United
                           States of America or any agency thereof maturing within 13 months from the date of acquisition thereof, (ii) master notes and commercial paper maturing no more than 13 months from the date of creation thereof and for which the issues or issuers currently have the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than 13 months from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior secured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits maturing no more than 30 days from the date of creation thereof with A Rated Banks, and (v) reverse purchase agreements covering obligations of the type specified in clause (i) above.

                            b.      Section 6.3(a)(viii) of the Credit
Agreement entirety and the following is substituted therefor:

                  (viii) unsecured Indebtedness of Itron (including unsecured performance or bid bonds for which Itron may become directly or contingently liable and that are in a form that is customary for Itron's industry) that supports the obligations of any Credit Party and that does not attain a priority over the Liens granted to Agent, for the benefit of Agent and Lenders, under the Loan Documents,

                            c.      Section 8. 1 (e) of the Credit Agreement is
hereby deleted in its entirety and the following is substituted therefor:

                                    (e) A default or breach  shall  occur  under
                  (i) any other agreement, document or instrument (including any performance or bid bond) to which any Credit Party is a party that is not cured within any applicable grace period therefor, and such default or breach (a) involves the failure to make any payment when due or perform any obligation when due, in either case in respect of any Indebtedness (other than the Obligations) of any Credit Party in excess of $250,000 in the aggregate, or (b) causes, or permits any holder of such Indebtedness or a trustee to cause, Indebtedness or a portion thereof in excess of $250,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder or trustee, or (ii) any of the Subordinated Debt Documents that is not cured within any applicable grace period therefor.

                            d.      Clause (c) of the definition of
"Indebtedness" in Annex of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                 (c) all payment or. performance obligations evidenced by notes, bonds, debentures or similar instruments,

                  3. Conditions to Effectiveness. The effectiveness of this Amendment satisfaction of each of the following conditions:

                           (a)      receipt by Agent of copies of this Amendment
Borrower, each other Credit Party, and Lenders constituting Requisite Lenders;

                           (b)      (i) receipt by Agent of copies of the
fully-executed letter agreement by and among each Borrower, each other Credit Party, and GE Capital, as Agent and Lender, pursuant to which Borrowers are acknowledging certain matters with respect to the bank accounts of Itron and UTS, Account Nos. 4375688983 and 4375689015, at Wells Fargo Bank, N.A. ("Wells Fargo"), and (ii) satisfaction of all conditions set forth in such letter agreement; and

                           (c)      the absence of any Defaults or Events of
Default as of the date hereof.

                  4. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

                  5. Representations and Warranties. Each of each Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applie only to an earlier date or (b) Borrowers or any other Credit Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

                  6. Guarantor Consents. By signing this Amendment, each Guarantor hereby (a) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Continuing Guaranty dated as of January 18, 2000, in favor of Agent, (b) acknowledges receipt of a copy of this Amendment, and (c) consents to all of the provisions of this Amendment.

                  7.  Miscellaneous.

                           (a)      Counterparts. This Amendment may be
executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                           (b)      Headings. Section headings used
herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                           (c)      Recitals. The recitals set forth at
the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                           (d)      Governing Law. This Amendment shall
be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                           (e)      STATUTE OF FRAUDS. ORAL AGREEMENTS
OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                           (f)      Effect. Upon the effectiveness of
this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                           (g)      No Novation. Except as expressly
provided in Sections 2 and 3 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                           (h)      Conflict of Terms. In the event of any
inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]


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                  IN WITNESS  WHEREOF,  this Third Amendment to Credit Agreement has been duly executed as of the date first written above.

                                   ITRON, INC., as a Borrower and a Credit Party


                                   By: /s/ David G. Remington
                                   David G. Remington
                                   Vice President and Chief Financial Officer

                                   UTILITY TRANSLATION SYSTEMS, INC., as a
                                   Borrower and a Credit Party


                                   By: /s/ David G. Remington
                                   David G. Remington
                                   Vice President and Chief Financial Officer

                                   ITRON INTERNATIONAL, INC., as a Guarantor and a Credit Party


                                   By: /s/ David G. Remington
                                   David G. Remington
                                   Vice President and Chief Financial Officer


                                   ITRON FINANCE, INC., as a Guarantor and a Credit Party


                                   By: /s/ David G. Remington
                                   David G. Remington
                                   Vice President and Chief Financial Officer


                                   GENERAL ELECTRIC CAPITAL CORPORATION, as
                                   Agent and a Lender


                                   By:  /s/ Mark Mascia
                                   Mark Mascia
                                   Duly Authorized Signatory